DATED 16th February 1998









                                 TEMPLETON FUNDS

                                       and

                     TEMPLETON INVESTMENT MANAGEMENT LIMITED







                           AGREEMENT FOR THE SUPPLY OF
                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES



PRINCIPAL


                            INVESTMENT MANAGEMENT AND
                        ADMINISTRATION SERVICES AGREEMENT

                                     between

                               TEMPLETON FUNDS, incorporated under the Open-Ended Investment Companies (Investment Companies with Variable Capital) Regulations 1996 and having its head office at Saltire Court, 20 Castle Terrace, Edinburgh EH1 2EH
                              (hereinafter called "the Company") of the First
                                      Part

                                       and

                              TEMPLETON INVESTMENT MANAGEMENT LIMITED, incorporated under the Companies Acts and having its registered office at Plumtree Court, London EC4A 4HT (hereinafter called "the ACD") of the Second Part

CONSIDERING THAT

(A) The Company is an open ended investment company with variable capital registered in Scotland and incorporated under the Open-Ended Investment Companies (Investment Companies with Variable Capital) Regulations 1996 (the "ECA Regulations") and is regulated by the Financial Services Authority (the "FSA") pursuant to The Financial Services (Open-Ended Investment Companies) Regulations 1997 (the "FSA Regulations").

(B) The Company is an umbrella company under the FSA Regulations and has been established with three proposed initial sub-funds, known as Templeton Balanced Fund ("TBF") and Templeton Growth Fund ("TGF"), each with four classes of shares, Alpha Income, Alpha Accumulation, Beta Income and Beta Accumulation Shares, and Templeton Value Fund ("TVF") with two classes of shares, Alpha Income and Alpha Accumulation Shares, and it is intended that the Company establish further sub-funds

(C) The ACD is a member of the Investment Management Regulatory Organisation Limited ("IMRO") and the Personal Investment Authority ("the PIA") and is regulated by IMRO and the PIA in carrying on its business.

(D) As the person named in the application under Regulation 7 of the ECA Regulations as the authorised corporate director of the Company, the ACD is deemed by Regulation 28(1) of the ECA Regulations to be appointed as a first authorised corporate director of the Company on the coming into effect of the authorisation order made by the PSA in respect of the Company under Regulation 9 of the ECA Regulations.

(E) The Company wishes the ACD to act, and the ACD is willing to act, as the authorised corporate director of the Company on the terms and conditions hereinafter set forth.

NOW THEREFORE THE PARTIES HAVE AGREED AND HEREBY AGREE as follows:

1.    DEFINITIONS
      In this Agreement including the Recitals hereto, the following words and expressions shall, where not inconsistent in the context, have the following meanings respectively: Associate means in relation to TWI either
      (i) any person or company (a) with an interest (direct or indirect) of 20 per cent or more of the ordinary share capital of TWI or (b) who is able to exercise, or control the exercise of 20 per cent or more of the voting rights in TWI or (ii) any person or company controlled by a person who meets one or both of the descriptions given in (i) above or (iii) any company (a) 20 per cent or more of whose ordinary share capital is owned directly or indirectly by TWI or (b) 20 per cent or more of whose voting rights can be exercised directly or indirectly by TWI or (iv) any director or officer of TWI or of any company falling within paragraphs (i), (ii) or
      (iii) above;

      Assets of the Funds means the assets of TGF, TVF and TBF and those of the assets from time to time of any other sub-funds of the Company for which the ACD acts as an investment manager and as detailed in the Schedule and where there is only one sub-fund for which the ACD so acts it shall mean that sub-fund only;

      the Board means the board of directors of the Company;

      Commencement Date means the 9th day of February 1998;

      Depositary of the Company means Chase Manhattan Trustees Limited;

      Funds means any sub-funds of the Company in respect of which the ACD acts as an investment manager, including TGF, TVF and TBF and where there is only one sub-fund for which the ACD so acts it shall mean that sub-fund only;

      Investment Adviser means the investment adviser of any of the sub-funds of the Company;

      Schedule means the schedule annexed and executed as relative thereto;

      TWI means Templeton Worldwide, Inc.


2.    COMMENCEMENT DATE
      This Agreement shall commence on the Commencement Date.

3.    AUTHORISED CORPORATE DIRECTOR
(A) As sole director of the Company, in terms of Regulation 28(4)(a) of the ECA Regulations, the business of the Company is to be managed by the ACD.

(B) The Company hereby agrees that the ACD shall act as the authorised corporate director of the Company and the ACD agrees to act as the authorised corporate director thereof and to manage the business of the Company in accordance with Regulation (28)(4)(a) of the ECA Regulations and to carry out the functions described in Regulation 6.02.2 and
      6.02.3 of the FSA Regulations and to exercise and discharge all the powers, duties, discretions and functions and provide the investment management and other services and facilities to the Company as set out in this Agreement.

(C) The powers, discretions and functions exerciseable and the duties to be discharged by the ACD under this Agreement shall be exercised and discharged in accordance with the Instrument of Incorporation of the Company and all applicable laws and regulations for the time being in force, including the ECA Regulations and the FSA Regulations and so as to ensure compliance with the Financial Services Act 1986 from time to time.

(D) The ACD shall continue to act as the authorised corporate director of the Company unless and until termination in accordance with the provisions hereof.


4.    INVESTMENT MANAGER

(A) As part of its functions as the authorised corporate director of the Company, the ACD shall, on the terms of this Agreement, act as the investment manager of the Company in respect of the Funds subject (where the ACD is not the sole Director of the Company) to the overall supervision of the Board and, without prejudice to the generality of the foregoing, to carry out the investment management of the Assets of the Funds in accordance with the investment objectives to be followed in respect of each of the Funds including the investment, realisation and re-investment of any Assets of the Funds and the reclaiming of, or enabling, the Depositary of the Company to reclaim all refunds due of tax by way of deductions from dividends or interest or otherwise in respect of the Assets of the Funds.

(B) The ACD shall have complete discretion, without prior reference to the Company, to make purchases and sales of investments and otherwise to manage the Assets of the Funds in such manner as the ACD may determine upon.

(C) The ACD shall in carrying out its investment management of the Assets of the Funds:

      (i) act in accordance with the Instrument of Incorporation of the Company governing each of the Funds, the ECA Regulations, the FSA Regulations and the most recently published prospectus of the Company;

      (ii) keep under surveillance and review the Assets of the Funds and the making of decisions as to the constituents of the Assets of the Funds in such a way as appear to the ACD likely to secure that the objectives of each of the Funds are attained;

      (iii) instruct the Depositary of the Company from time to time in writing as to how rights attaching to the ownership of the Assets of the Funds are to be exercised;

      (iv) give instructions to agents and the Depositary of the Company, as appropriate, as to the acquisition, holding or disposal of the Assets of the Funds;

      (v) keep under review the investment objective and policy of each of the Funds;

      (vi) supply the Company forthwith with such information concerning the management of the Assets of the Funds as it may reasonably request;

      (vii) take all reasonable steps and exercise all due diligence to avoid the Assets of the Funds being used or invested contrary to the ECA Regulations and the FSA Regulations and take action forthwith to rectify any breach of any provision in the ECA Regulations and the FSA Regulations.


(D) The ACD hereby agrees to act as an investment manager to the Funds and to manage the Assets of the Funds on such terms.


5.    ADMINISTRATION SERVICES
      As part of its functions as the authorised corporate director of the Company, the following administration services and facilities shall be provided by the ACD:

(A) providing at its office premises at Saltire Court, 20 Castle Terrace, Edinburgh EH1 2EH or at such other address as may be agreed by the Company a room suitably equipped and furnished for any meetings of the Board (or Committees of the Board) (but so that the Company shall not be entitled to the exclusive use thereof);

(B) accommodating the registered office of the Company at the ACD's offices and the safekeeping of any seal of the Company on behalf of the Company, the receiving and dealing with all applications, notices and correspondence and arranging for the provision of all facilities for the holding of any meetings of directors and shareholders of the Company and the taking of minutes thereof;

(C)   the marketing and promotion of each sub-fund of the Company;

(D)   acting as the registrar of the Company;

(E) keeping the records, books of account of the Company as are necessary for compliance with ECA Regulations and the FSA Regulations, and carrying out all financial, accountancy, secretarial, clerical and other administrative services of any kind necessary for the conduct of the affairs of the Company including, as the registrar of the Company, the preparation and forwarding to shareholders of the Company of all cheques, statements, notices and other documents which the Company is required to issue or serve;

(F) keeping a daily record of the shares in each sub-fund of the Company, including the type of such shares, which have been acquired or disposed of, and of the balance of any acquisitions and disposals;

(G) keeping under review the Instrument of Incorporation and prospectus of the Company with a view to ensuring that they are in compliance with the law, including the ECA Regulations and the FSA Regulations and from time to time making or proposing any changes therein that are necessary or desirable;

(H) giving all necessary instructions to the Company for the issue and cancellation of shares in each sub-fund of the Company and carrying out on the Company's behalf the issue and cancellation of shares in each sub-fund of the Company and carrying out all administration in connection with dealing in shares in each sub-fund;


(I) promptly obtaining and preparing, or procuring the obtaining and preparation of valuations of the assets and liabilities of the Company and of its sub-funds and carrying out or procuring the carrying out of valuations on each normal business day on which the London Stock Exchange Limited is open for business of each sub-fund of the Company and computing the prices at which shares may be issued, repurchased or cancelled on any dealing day in accordance with the FSA Regulations and giving notice to the Company of all such valuations, pricing and yield calculations;

(J) keeping or causing to be kept books of account and records in respect of all transactions for the account of the Company;

(K) at the required intervals, causing to be made up and audited a statement showing the amount or amounts of income to be allocated and distributed;

(L) liaising with and, if requested to do so, providing all information in connection with the management of the Company to the auditors for the time being of the Company;

(M) carrying out such bank and other reconciliations in connection with the Company as are required from time to time;

(N) making all returns and ensuring that all reclaim procedures are dealt with in connection with stamp duty due or refundable for transactions in shares in each sub-fund of the Company and ensuring that any stamp duty liability is paid;

(O) carrying out all necessary share reconciliations and debtors' and creditors' reconciliations as are required to be carried out;

(P) making such returns and liaising generally with the Association of Unit Trusts and Investment Funds in respect of the Company;

(Q) in connection with share dealing carried out on the Company's behalf, performing any identification procedures and maintaining records which are required by virtue of the statutory and other requirements relating to money laundering;

(R) carrying out such other accounting and administrative tasks as are ordinarily formed by the authorised corporate director of an authorised open-ended investment company under the ECA and FSA Regulations and performing all other duties properly to be performed by the authorised corporate director of an authorised open-ended investment company at law and under the Instrument of Incorporation of Company;

(S) providing all necessary equipment and personnel with a proper and adequate standard of proficiency and experience to enable the ACD to carry out its functions under this Agreement;

(T) maintaining (apart from the register of shareholders of the Company) all other statutory books in accordance with the provisions of the Instrument of Incorporation of the Company and the provisions of the ECA Regulations and the FSA Regulations;

(U) collating the information and preparing in compliance with the ECA Regulations and FSA Regulations the yearly, half-yearly and any other report and accounts and statements of the Company and of each of its sub-funds, including TBF, TGF and TVF, as required by law and arranging for the audit and approval by the Company of the annual, half-yearly and any other report and accounts of the Company and of each of its sub-funds, including TBF, TGF and TVF, and the preparation of such other reports, entries and documents as the Company or the Investment Adviser may from time to time require and arranging for the despatch of the same;


(V)   calculating   the  amounts  of  the   allocation  of  income  and  of  any
      distributions payments to be made by the Company on the shares of each of its sub-funds;

(W) in conjunction with the Depositary of the Company, the opening and supervision of bank accounts for the Company and the granting of mandates by the Company with regard to the operation of such accounts;

(X) arranging the payment of Value Added Tax and other taxes and the recovery of Value Added Tax and other taxes and preparing all documentation required in connection with Va1ue Added Tax returns relating to the Company and preparing and delivering all other returns required by law including the preparation and filing of the annual and any other tax returns to be submitted by the Company to the Inland Revenue;


(Y) providing the Investment Adviser with such information as may be required with regards to the part of the assets of any sub-funds for which it is appointed an investment adviser, that consists of cash;

(Z) keeping the Investment Adviser informed either on a weekly or such other basis as may be agreed between the ACD and the Investment Adviser as to the amount of the cash comprised in the assets of any sub-funds for which it is appointed an investment adviser, at that time and as to any sun or sums of money that at that time shall be available for investment by the Company and likewise giving the Investment Adviser such details of the securities and other assets and liabilities of any sub-funds for which it is appointed an investment adviser, as the Investment Adviser shall reasonably require;

(AA) administering the procedures for the holding of investments of the Company by the company, firm or institutions appointed by the Depositary of the Company to act as custodian of its investments;

(BB) convening meetings of shareholders of the Company and taking minutes thereof;

(CC) liaising with the Depositary of the Company and the custodian of the Company with regard to the settlement and delivery of all purchases and sales of investments and any issues, rights, entitlements and other matters affecting such investments;

(DD) authorising and paying sundry invoices and expenses of the Company from time to time;


(EE) performing such other duties as may be agreed between the parties.


6.    EXPENSES OF THE ACD AS THE INVESTMENT MANAGER
(A) The ACD shall provide, for the duration of this Agreement, such staff as may be necessary to carry out its duties as investment manager pursuant to clause 4 hereof, it being understood that the Company shall not be entitled to the exclusive use thereof. All costs and expenses incurred by the ACD in relation to the carrying out of its duties as investment manager including (without prejudice to the generality of the foregoing) the costs and expenses of (i) research, (ii) the framing and review of the Company's investment policy, (iii) management of the Company's investment portfolio, (iv) selection of investments, (v) monitoring of investments and all travel, accommodation and other out-of-pocket expenses in connection therewith and (vi) the staff provided by the ACD and all other such managerial outlays shall be borne and paid by the ACD.

(B) All costs, expenses, outgoings and liabilities incurred by or on behalf of the Company by the ACD pursuant to the carrying out of its duties hereunder shall be borne by and paid by the Company, including (without prejudice to the generality of the foregoing) all (i) stamp and other duties, taxes, costs, commissions, charges and fees payable in connection with the purchase, exchange and sale of investments, (ii) costs, charges and expenses of the Depositary of the Company or incurred in connection with the registration of or the holding of any investment or with the safe custody or deposit of documents of title thereto, (iii) costs, charges, disbursements, fees and expenses incurred in the collection of income (including expenses incurred in obtaining tax repayments), (iv) taxation payable in respect of income arising from investments or the holding of or dealing with investments,
      (v) fees, costs and expenses of the Company's auditors, registrars and brokers in connection with the corporate existence and corporate and financial structure of the Company and arising out of the relations of the Company with its shareholders and third parties, (vi) bank and other fees and charges, (vii) repayments of all principal amounts of indebtedness and interest, costs and expenses in relation thereto,
      (viii) costs and expenses incurred by the directors (other than the ACD) of the Company in or about the Company's business, (ix) costs and expenses of advertising and publicity, (x) expenses of and incidental to the holding of board meetings and general meetings of the Company and the preparation of the report and accounts of the Company and (xi) all fees payable to the FSA and the Registrar of Companies in respect of the Company.


7.    SOLE EMPLOYMENT OF THE ACD: THE ACD FREE TO DO BUSINESS
(A) The Company shall, for the duration of this Agreement, exclusively employ the services of the ACD to perform the duties and render the services described in Clauses 3, 4 and 5 hereof.

(B) The ACD shall not be precluded from carrying on the business in Great Britain and elsewhere or from acting as an investment manager or an authorised corporate director for any other companies or persons, whether or not such other companies or person carry on business of a nature similar to that of the Company, nor shall any of the directors of the ACD present or future be precluded from acting as directors of such companies.


8.    MANAGEMENT CHARGE
(A)   (i)   The Company shall pay to the ACD monthly in arrears on the last business day of each month or as soon as possible thereafter a management charge in respect of each of the sub-funds of the Company as remuneration for its services hereunder. The rates in the case of TBF, TGF and TVF as the initial sub-funds of the Company, shall be as set out in the Schedule. The rate for each subsequent sub-fund shall be set out in an amendment to the
            Schedule in each case in such terms as shall be agreed between the Company and the ACD. The ACD shall submit monthly invoices to the Company in respect of such remuneration for each sub-fund of the Company and shall receive payment by way of electronic bank transfer or by such other means as may be agreed from time to time between the Company and the ACD.

      (ii) The value of the property of each sub-fund of the Company for the purpose of determining such remuneration in respect of each sub-fund shall be determined by reference to the valuation of each sub-fund carried out in accordance with the FSA Regulations at the valuation point coinciding with or immediately before the beginning of the first dealing day during the relevant month referred to above and shall accrue daily.

      (iii) The rates of the ACD's management charge for each of the sub-funds as set out in the Schedule hereto can be increased to not more than the maximum rate per annum of the value of the property of each sub-fund as set out in the Schedule (plus any Value Added Tax, or any equivalent tax thereon) PROVIDED THAT the ACD has given not less than 90 days written notice to the shareholders of the particular sub-fund of its intention to make such an increase and has revised the prospectus of the Company to reflect the proposed increase in that amount (and 90 days must have elapsed since such revised prospectus has become available).

(B) The amounts of remuneration to be paid to the ACD for each of the sub-funds to be set out in the Schedule shall, if the parties fail to agree on the relevant amount within 14 days after the end of any relevant month, be conclusively determined by the auditors from time to time of the Company (who shall act as experts and not as arbiters and shall report their determination to the Company) and the Company shall communicate the auditors' determination to the ACD and pay the remuneration accordingly forthwith

(C) In the event of the ACD receiving any commission (including underwriting commission), share of brokerage or other remuneration from transactions effected in the course of provision of the services to be provided by the ACD hereunder, the ACD shall account for the same to the Company by contributing the same to the relevant sub-fund of the Company and accordingly the remuneration referred to in this Clause 8 shall be neither supplemented nor abated by reason of such commission, brokerage or other remuneration. Provided that (i) the ACD may make and shall be entitled to retain any preliminary charge upon a sale of shares in the Company by the ACD whether acting as a principal or by its issuing for the Company shares in the Company as may be provided for under the FSA Regulations and (ii) notwithstanding the foregoing the ACD shall be entitled to retain without abatement of its remuneration under this Agreement any remuneration receivable by it as investment managers or advisers of or adviser to any open-ended investment company, investment trust company, unit trust, fund or other similar scheme operated or advised by the ACD or by any Associate of TWI.


9.    TERMINATION BY COMPANY
(A) The Company shall be entitled to terminate the appointment of the ACD in the following circumstances:

      (i) by not less than three months' notice in writing to that effect to the ACD; or

      (ii) if the ACD, as result of any action by or omission of its board of directors, shall cease to be or be capable of carrying on an investment business in the United Kingdom for the purposes of the Financial Services Act 1986 (as that Act may from time to time be amended or re-enacted) or shall cease to be permitted under the IMRO Rules or PIA Rules or those of any other regulatory authority recognised under the said Financial Services Act 1986 of which the ACD is a member, to carry out its functions under this Agreement, by written notice (effective immediately) PROVIDED THAT in the event of the ACD temporarily ceasing to be so entitled to carry on business or to act as an investment adviser in circumstances previously approved in writing by the Company, such cessation will not entitle the Company to terminate the appointment of the ACD hereunder; or

      (iii) by written notice (effective immediately) from the Company (a) if the ACD persistently fails or persistently neglects to comply with the reasonable instructions of the Board or is guilty of fraud or of gross professional negligence or wilful material default or (b) if the ACD is in breach of any of its material obligations hereunder and has failed to remedy the same within 30 days after having been given notice requiring it to do so or (c) if without the approval of the Company which approval shall not be unreasonably withheld, the ACD ceases to be a subsidiary of Franklin Resources, Inc.

      (iv)  forthwith upon it ceasing to be a director of the Company;

      (v) if there is no director other than the ACD, if a notice of termination (effective either immediately when the notice is given or on any subsequent time for its effect as stated in the notice) of that appointment is given by the Depositary of the Company to the ACD and to the Company following any of the following events-

            (a) the ACD going into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the Depositary of the Company); or

            (b) a receiver is appointed of the undertaking of the ACD or any part thereof; or

            (c)   an  administration  order is made in relation to the ACD under section 8 of the Insolvency Act 1986.


(B) Any termination under this Clause shall not take effect prior to the time at which such a termination may take effect in accordance with regulation 15 of the ECA Regulations.

(C) If the appointment of the ACD shall be determined with effect from a date which is not the end of a month, the auditors of the Company shall conclusively determine (on a time apportionment basis) the amount of remuneration payable to the ACD in accordance with Clause 8(A) hereof for the period from the commencement of the then current monthly period to the date of termination, and the Company shall be bound to pay to the ACD not later than 14 days after such determination being made the amount so determined.


10.   TERMINATION BY THE ACD
(A) The ACD shall be entitled to terminate its appointment hereunder in the following circumstances:

      (i) by not less than three months' notice in writing to that effect to the Company; or

      (ii) by written notice (effective immediately) from the ACD (a) if any resolution shall be passed for the winding up of the Company or
            (b) if any order shall be made by any competent court for the winding up of the Company for the dissolution of the Company without winding up or (c) if a receiver is appointed over the whole or a substantial part of the assets or undertaking of the Company or if an administrator is appointed pursuant to the Insolvency Act 1986 or (d) if the Company is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or (e) if the Company is in breach of any of its material obligations hereunder and has failed to remedy the same within 30 days alter having been given notice requiring it to do so.

(B) Any termination under this Clause shall not take effect prior to the time at which such a termination may take effect in accordance with regulation 15 of the ECA Regulations.

(C) The ACD shall not voluntarily terminate its appointment as such under sub-Clause (A) of this Clause unless the termination is coterminous with the commencement of the appointment of a successor authorised corporate director of the Company.

(D) The provisions of Clause 9(C) above shall apply in relation to any such termination or resignation by the ACD.


11.   EFFECT OF TERMINATION
(A) The termination of the appointment of the ACD under Clause 9 hereof or Clause 10 hereof:

      (i) shall not affect such obligations of the ACD hereunder as are expressed to survive such termination; and

      (ii) shall be without prejudice to the completion by the ACD of transactions already initiated for the account of the Funds and in such circumstances the parties shall use all reasonable endeavours to complete any transactions then in progress.

(B) Upon termination hereof by either party and for whatever reason the Company hereby agrees if requested to do so by the ACD to commence the procedures necessary to change its name and the name of each sub-fund to a name unconnected with the ACD or any Associate of TWI as at the date hereof and to use its best endeavours to obtain the consent of its shareholders to such changes of name.


12.   INDEMNTY AND LIABILITY
(A) Subject to the ECA Regulations and the FSA Regulations, but without prejudice to any indemnity to which the ACD may otherwise be entitled, the ACD shall be held harmless and indemnified by the Company against all costs (including without limitation, all reasonable legal, professional and other expenses), charges, losses and liabilities brought against, suffered or incurred by the ACD in the proper execution or exercise, or in the purported execution or exercise reasonably and in good faith, of its duties, powers, authorities and discretions as the ACD, excluding:

      (a) any liability for any failure by the ACD to exercise due care and diligence in the discharge of its functions in respect of the Company (including any liability which by virtue of any rule of law would otherwise attach to the ACD in respect of any negligence, default, breach of duty or breach of trust of which the ACD may be guilty in relation to the Company); and

      (b) any liability to the extent that it is recovered from another person;

      but including (without prejudice to the generality of the foregoing):

      (c) any liability incurred by the ACD in defending any proceedings (whether civil or criminal);

            (i) in which judgment is given in its favour or in which it is acquitted; or

            (ii) which are otherwise disposed of without a finding or admission of any failure to exercise due care and diligence in the discharge of its functions in respect of the Company (or of any liability which by virtue of any rule of law would otherwise attach to the ACD in respect of any negligence, default, breach of duty or breach of trust of the ACD in relation to the Company); and

      (d) in connection with any application under the ECA Regulations pursuant to which relief is granted to it by the Court.

(B) Subject to the ECA Regulations and the FSA Regulations, the ACD shall not be required to take any legal action in connection with the performance of its duties under this Agreement on behalf of the Company unless fully indemnified to its reasonable satisfaction for losses, costs and liabilities which are incurred or suffered by the ACD.

(C) Subject to the ECA Regulations and the FSA Regulations and without excluding or limiting any liability which by law cannot be limited or excluded, the ACD shall not be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits) even if the ACD has been advised of the likelihood of such loss or damage and regardless of whether any claim for loss or damage is made in negligence, for breach of contract or otherwise.

(D) The indemnity in this Clause 12 shall survive termination of the appointment of the ACD.

13.   CONFIDENTIALITY
      Neither of the parties hereto shall during the continuance of this Agreement or after its termination disclose to any person, firm or fund whatsoever (except with the authority of the other party or unless ordered to do so by a Court of competent jurisdiction) any information relating to the business, investments, finances or other matters of a confidential nature of the other party of which it may in the course of its duties hereunder or otherwise become possessed and each party shall use all reasonable endeavours to prevent any such disclosure as aforesaid.


14.   NOTICES
      Any notice or other writing required by this Agreement shall be deemed to be duly given if deposited by hand at or posted (first class post prepaid) or sent by facsimile transmission or telex by the party giving notice to the address of the other party as set out above or to such other address as may from time to time have been notified in writing to it by the other party and any notice or letter so posted shall be deemed to have been duly received at the expiration of 48 hours (if posted in the United Kingdom) and 120 hours (if posted outside the United Kingdom using air mail) after it is posted and any notice given by delivery or by facsimile transmission or telex shall be deemed given upon delivery or transmission and in proving service it shall be sufficient to prove that the envelope containing the notice or other writing was properly addressed and posted as a prepaid letter or that where it was delivered otherwise than by post that it was delivered to the correct address, or that where it was sent by facsimile transmission or telex it was transmitted to the correct number.


15.   ASSIGNATION
      The rights and obligations conferred by this Agreement shall not be assignable by either party except with the written consent of the other party.

consent of the other party.


16.   VAT
      All amounts to which the ACD is entitled under the terms and provisions of this Agreement shall be calculated without taking into account any Value Added Tax chargeable in respect thereof. The Company shall pay to the ACD on demand a sum equal to Value Added Tax (if any) chargeable on any such amount.


17.   AMENDMENT
      This Agreement may be amended on1y by written agreement of both parties.


18.   HEADINGS
      The headings given to Clauses of this Agreement are for the purpose of reference only and shall not be deemed to affect the interpretation or construction thereof.


19.   WHOLE AGREEMENT
      This Agreement constitutes the whole agreement between the parties and there is no other agreement or arrangement subsisting between them with regard to the obligations of the ACD hereunder.


20.   LAW
      This Agreement shall be governed by and construed in accordance with the laws of Scotland: IN WITNESS WHEREOF this Agreement typewritten on this and the eighteen preceding pages together with the Schedule annexed on pages 20 to 21 is executed in duplicate as follows:

It is subscribed for and on behalf of the said Templeton Funds at Edinburgh upon the 16th day of February Nineteen hundred and ninety eight by

      /s/  D. W. Adams  Director
     ------------------
Templeton Investment Management
Limited, the Authorised Corporate
Director of Templeton Funds

      Douglas William Adams  Full Name
      ---------------------

before this witness
Witness' Signature            /s/  Sara MacIntosh
                             ----------------------
 Full Name (in capitals)            SARA MACINTOSH

Address           SALTIRE COURT, 20 CASTLE TERRACE
                  EDINBURGH, EH1 2EH,  SCOTLAND

      /s/  Peter K. Arthur      Secretary
      ---------------------
Templeton Investment Management
Limited, the Authorised Corporate
Director of Templeton Funds

      Peter Alistair Kennedy Arthur      Full Name
      ------------------------------

before this witness:
Witness' Signature      /s/  Sara MacIntosh
                        -------------------

Full Name (in capitals)             SARA MACINTOSH

Address           SALTIRE COURT, 20 CASTLE TERRACE
                  EDINBURGH, EH1 2EH,  SCOTLAND

It is subscribed for and on behalf of the said Templeton Investment Management Limited at Edinburgh upon the 16th day of February Nineteen hundred and ninety eight by

      /s/  D. B. Anderson                      Director
      -----------------------
      Dickson Brown Anderson                   Full Name

      /s/  Alasdair Nairn                      Director
      --------------------
      Alasdair Gordon MacKenzie Nairn          Full Name

                                  THE SCHEDULE

      referred to in Clause 8 of the foregoing Investment Management and
                                 Administration
                               Services Agreement


Templeton Ba1anced Fund
The management charge for TBF shall be payable at the rate of one and on-half per cent per annum (plus any Value Added Tax or any equivalent tax thereon) in respect of that part of the property of TBF as is referable to Alpha Income and Alpha Accumulation Shares of TBF and at the rate of one per cent per annum (plus VAT or any equivalent tax thereon) in respect of that part of the property of TBF as is referable to Beta Income and Beta Accumulation Shares of TBF.

Templeton Growth Fund
The management charge for TGF shall be payable at the rate of one and on-half per cent per annum (plus any Value Added Tax or any equivalent tax thereon) in respect of that part of the property of TGF as is referable to Alpha Income and Alpha Accumulation Shares of TGF and at the rate of one per cent per annum (plus VAT or any equivalent tax thereon) in respect of that part of the property of TGF as is referable to Beta Income and Beta Accumulation Shares of TGF.

Templeton Value Fund
The management charge for TVF shall be payable at the rate of one and one-half per cent per annum (plus any Value Added Tax or any equivalent tax thereon).

The management charge for the above Funds shall be payable at the rate of one-twelfth thereof each month and the rate for each month shall be calculated as follows:

(i) in the case of TBF and TGF, by reference to the net assets of the parts thereof as are referable to Alpha Income and Alpha Accumulation Shares and to Beta Income and Beta Accumulation Shares respectively of TBF and TGF; and

(ii)  in the case of TVF, by reference to its net assets.


The above rates of the ACD's management charge for TBF, TGF and TVF can be increased in accordance with Clause 8(A)(iii) of the foregoing Investment Management and Administration Services Agreement as follows:

(i) in the case of TBF and TGF, to not more than two per cent per annum (plus any Value Added Tax or any equivalent tax thereon) of the value of the parts of the property of TBF and TGF respectively as are referable to Alpha Income and Alpha Accumulation Shares.

(ii) in the case of TBF and TGF, to not more than one and one-half per cent per annum (plus Value Added Tax or any equivalent tax thereon) of the value of the parts of the property of TBF and TGF as are referable to Beta Income and Beta Accumulation Shares; and

(iii) in the case of TVF, to not more than two per cent per annum (plus Value Added Tax or any equivalent tax thereon) of the value of the property of TVF.



      /s/  D. W. Adams                            Director
      ---------------------

      /s/  Peter  K. Arthur                       Secretary
      ---------------------

      /s/  D. B. Anderson                         Director
      ---------------------

      /s/  Alasdair Nairn                         Director
      ---------------------